SUBSEQUENT EVENTS	12 Months Ended
Nov. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

On December 1, 2022, pursuant to an Agreement and Plan of Merger, dated as of December 1, 2022, by and among Nestbuilder.com Corp., NB Merger Corp., a Delaware corporation and a direct, wholly owned subsidiary of Nestbuilder (“Nestbuilder”), Renewable Innovations, Inc., a Delaware corporation, Lynn Barney, as the representative of the Company’s securityholders, and Alex Aliksanyan, as Nestbuilder representative, Nestbuilder acquired the Company through the merger of NB Merger Corp. with and into the Company (the “Merger”), with the Company continuing as the surviving wholly owned subsidiary of Nestbuilder.

Immediately prior to the Merger, there were 6,090,580 shares of Nestbuilder Common Stock issued and outstanding and warrants outstanding to acquire up to an aggregate of 10,135,000 shares of Nestbuilder Common Stock. As a result of the Merger, Nestbuilder issued to the shareholders of the Company an aggregate of 2,155,684 shares of Nestbuilder Series A Convertible Preferred Stock, each share of which is convertible into 100 shares of Nestbuilder Common Stock and votes on an as converted basis. Subsequent to the Merger, the shareholders of the Company held 97% voting control of the combined entity. As a result of the foregoing transactions, Nestbuilder underwent a change of control on December 1, 2022, which will be accounted for as a reverse merger and recapitalization of the Company.

Also immediately prior to the Merger, the Company declared and issued a preferred stock dividend of $282,145.

In connection with the Merger, Nestbuilder changed its name to Renewable Innovations, Inc.

In accordance with ASC 855, “Subsequent Events”, the Company has evaluated all subsequent events through the date of this filing. No other significant events have occurred besides the events disclosed in the Notes to the Financial Statements.